EXHIBIT 10.5

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                     LOYAL PLAZA VENTURE, L.P., as borrower
                         A Delaware limited partnership
                                       And
                       GLIMCHER LOYAL PLAZA TENANT, L.P.,
                    A Delaware limited partnership, as tenant
                            (collectively, Mortgagor)

                                       To
                     LEHMAN BROTHERS BANK, FSB, as mortgagee
                                    (Lender)
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                              ---------------------

                              OPEN-END MORTGAGE AND
                               SECURITY AGREEMENT

        THIS INSTRUMENT SECURES FUTURE ADVANCES UP TO A MAXIMUM PRINCIPAL AMOUNT OF $14,000,000 PLUS ACCRUED INTEREST AND OTHER INDEBTEDNESS AS
    DESCRIBED IN PENNSYLVANIA ACT NO. 42 PENNSYLVLVANIA CONSOLIDATED STATUTES
                        ANNOTATED SECTIONS 8143 AND 8144
                             ----------------------

           Dated: the 31st day of May, 2001, to be effective as of May 31, 2001

           Location:    Loyal Plaza, Loyalsock Township, Pennsylvania


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           RECORDING REQUESTED BY AND WHEN RECORDED PLEASE RETURN TO:
                         Stroock & Stroock & Lavan, LLP
                                I 80 Maiden Lane
                            New York, New York 10038
                              Attention: Oumar Diop


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                                TABLE OF CONTENTS

                         Article 1 - GRANTS OF SECURITY

Section 1.1     PROPERTY MORTGAGED..........................................   2
Section 1.2     ASSIGNMENT OF RENTS.........................................   6
Section 1.3     SECURITY AGREEMENT..........................................   6
Section 1.4     FIXTURE FILING..............................................   7
Section 1.5     PLEDGES OF MONIES HELD......................................   7

                  Article 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1     DEBT........................................................   8
Section 2.2     OTHER OBLIGATIONS...........................................   8
Section 2.3     DEBT AND OTHER OBLIGATIONS..................................   8
                       Article 3 - BORROWER COVENANTS

Section 3.1     PAYMENT OF DEBT.............................................   8
Section 3.2     INCORPORATION BY REFERENCE..................................   8
Section 3.3     INSURANCE...................................................   9
Section 3.4     MAINTENANCE OF PROPERTY.....................................   9
Section 3.5     WASTE.......................................................   9
Section 3.6     PAYMENT FOR LABOR AND MATERIALS.............................   9
Section 3.7     PERFORMANCE OF OTHER AGREEMENTS.............................  10
Section 3.8     CHANGE OF NAME, IDENTITY OR STRUCTURE.......................  14

                    Article 4 - OBLIGATIONS AND RELIANCES

Section 4.1     RELATIONSHIP OF BORROWER AND LENDER.........................  14
Section 4.2     NO RELIANCE ON LENDER.......................................  15
Section 4.3     NO LENDER OBLIGATIONS.......................................  15
Section 4.4     RELIANCE....................................................  15


                       Article 5 - FURTHER ASSURANCES

Section 5.1     RECORDING OF SECURITY INSTRUMENT, ETC.......................  15
Section 5.2     FURTHER ACTS, ETC...........................................  16
Section 5.3     CHANGES IN TAX, DEBT, CREDIT and DOCUMENTARY STAMP LAWS.....  16
Section 5.4     SPLITTING OF MORTGAGE.......................................  17
Section 5.5     REPLACEMENT DOCUMENTS.......................................  17

                    Article 6 - DUE ON SALE/ENCUMBRANCE

Section 6.1     LENDER RELIANCE.............................................  17
Section 6.2     NO SALE/ENCUMBRANCE.........................................  17
Section 6.3     SALE/ENCUMBRANCE DEFINED....................................  18
Section 6.4     LENDER'S RIGHTS.............................................  18

                Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1     REMEDIES....................................................  20
Section 7.2     APPLICATION OF PROCEEDS.....................................  24
Section 7.3     RIGHT TO CURE DEFAULTS......................................  24
Section 7.4     ACTIONS AND PROCEEDINGS.....................................  25
Seciton 7.5     RECOVERY OF SUMS REQUIRED TO BE PAID........................  25
Section 7.6     EXAMINATION OF BOOKS AND RECORDS............................  25
Section 7.7     OTHER RIGHTS, ETC...........................................  25
Section 7.8     RIGHT TO RELEASE ANY PORTION OF THE PROPERTY................  26
Section 7.9     VIOLATION OF LAWS...........................................  26
Section 7.10    RECOURSE AND CHOICE OF REMEDIES.............................  26
Section 7.11    RIGHT OF ENTRY..............................................  27


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                      Article 8 - ENVIRONMENTAL HAZARD

Section 8.1     ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES................  27
Section 8.2     ENVIRONMENTAL COVENANTS.....................................  29
Section 8.3     LENDER's RIGHTS.............................................  30

                         Article 9 - INDEMNIFICATION

Section 9.1     GENERAL INDEMNIFICATION.....................................  30
Section 9.2     MORTGAGE AND/OR INTANGIBLE TAX..............................  31
Section 9.3     ERISA INDEMNIFICATION.......................................  31
Section 9.4     ENVIRONMENTAL INDEMNIFICATION...............................  32
Section 9.5     DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES   33

                            Article 10 - WAIVERS

Section 10.1    WAIVER OF COUNTERCLAIM......................................  33
Section 10.2    MARSHALLING AND OTHER MATTERS...............................  33
Section 10.3    WAIVER OF NOTICE............................................  33
Section 10.4    WAIVER OF STATUTE OF LIMITATIONS............................  34
Section 10.5    SURVIVAL....................................................  34

                          Article 11 - EXCULPATION

                            Article 12 - NOTICES

                         Article 13 - APPLICABLE LAW

Section 13.1    GOVERNING LAW...............................................  35
Section 13.2    USURY LAWS..................................................  35
Section 13.3    PROVISIONS SUBJECT TO APPLICABLE LAW........................  35

                          Article 14 - DEFINITIONS

                    Article 15 - MISCELLANEOUS PROVISIONS

Section 15.1    NO ORAL CHANGE..............................................  36
Section 15.2    SUCCESSORS AND ASSIGNS......................................  36
Section 15.3    INAPPLICABLE PROVISIONS.....................................  36
Section 15.4    HEADINGS, ETC...............................................  36
Section 15.5    NUMBER AND GENDER...........................................  36
Section 15.6    SUBROGATION.................................................  36
Section 15.7    ENTIRE AGREEMENT............................................  36
Section 15.8    LIMITATION OF LENDER'S RESPONSIBILITY.......................  37

                     Article 16 - INTENTIONALLY DELETED

                    Article 17 - STATE-SPECFIC PROVISIONS

Section 17.1    OPEN-END MORTAGE............................................  37
Section 17.2    ACTION IN EJECTMENT.........................................  38
Section 17.3    CONFLICTING PROVISIONS......................................  38

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

         THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT IN THE MAXIMUM AMOUNT OF $14,000,000 (this "Security Instrument") is made on the 31st day of May, 2001, to be effective as of the 31st day of May, 2001, by LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215, as borrower ("Borrower"), and GLIMCHER LOYAL PLAZA TENANT, L.P., a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215, as tenant ("Tenant") (Borrower and Tenant collectively hereinafter referred to as "Mortgagor") to LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having an address at Three World Financial Center, New York, New York 10285, as beneficiary ("Lender").

                                  WITNESSETH:


         WHEREAS, this Security Instrument is given to secure a loan (the "Loan") in the principal sum of FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the "Note"); and

         WHEREAS, Mortgagor desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

         WHEREAS, Borrower is the fee owner of Parcels I and II in Exhibit A hereto ("Parcel I" and "Parcel II", respectively); and

         WHEREAS, Borrower is the holder of the tenant's interest under the Ground Lease (hereinafter defined), which affects Parcel III described in Exhibit A hereto ("Parcel III"); and

         WHEREAS, Borrower has leased its interest in Parcel I and Parcel II to Tenant pursuant to the Operating Lease (hereinafter defined) and subleased its interest in Parcel III to Tenant pursuant to the Ground Sublease (hereinafter defined); and

         WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower and Tenant, where applicable, of their respective obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, that certain Assignment of Leases and Rents of even date herewith made by Borrower and Tenant in favor of Lender (the "Assignment of Leases") and all other documents evidencing or securing the Debt are hereinafter referred to collectively as (the "Loan Documents").

        NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:

                         Article I - GRANTS OF SECURITY

                  Section 1.1 PROPERTY MORTGAGED. Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, the following property, rights, interests and estates now owned, or hereafter acquired by Mortgagor (collectively, the "Property"):

         (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

         (b) Ground Lease. All right, title and interest of Borrower as lessee under that certain Agreement of Lease made between Robert M. Zaner and Ruth S. Zaner, as lessor (together with their successors and assigns "Lessor"), and Murray H. Goodman, as lessee, dated January 15, 1963, a memorandum of which was recorded February 27, 1963 in Deed Book 492, Page 1142, as amended by Amendatory Agreement dated March 26, 1964 and recorded April 13, 1964 in Deed Book 500, Page 920, as assigned by Assignment, Assumption Indemnity Agreement made by and between Murray H. Goodman, as assignor, and Williamsport Plaza Associates, as assignee, dated July 1, 1989 and recorded July 19, 1989 in Deed Book 1433, Page 291 and as further assigned by Warranty Assignment of Tenant's Interest in Ground Lease and Assumption Agreement by and between Williamsport Plaza Associates, L.P. a/k/a Williamsport Plaza Associates, a Pennsylvania limited partnership, as assignor and Glimcher Centers Limited Partnership, a Delaware limited partnership, as assignee, dated January 17, 1994 and recorded February, 1994 in Record Book 2216, Page 210, and as further assigned by Assignment of Ground Lease, dated on or about the date hereof by Glimcher Centers Limited Partnership, as assignor, to Borrower, as assignee, and intended to be recorded contemporaneously herewith in the Deed Records of Lycoming County, Pennsylvania (the "Ground Lease"), of the real property described in Exhibit A as Parcel III (the "Ground Lease Land), an amended memorandum of which is intended to be recorded contemporaneously herewith in the Deed Records of Lycoming County, Pennsylvania;

         (c) Operating Lease. All right, title and interest of Tenant as lessee of Parcel I and Parcel II and as sublessee (under the Ground Lease) of Parcel III, pursuant to that certain Lease Agreement of even date herewith between Borrower, as landlord as to Parcel I and Parcel II and sublandlord as to Parcel III, and Glimcher Properties Limited Partnership ("GPLP"), as tenant as to Parcel I



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and Parcel II and subtenant as to Parcel III (the "Operating Lease"), a memorandum of which has been recorded contemporaneously herewith in the Deed Records of Lycoming County, Pennsylvania, as assigned by that certain Assignment and Assumption of Lease agreement of even date herewith between GPLP, as assignor and Tenant, as assignee.

         (d) Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

         (e) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "Improvements");

         (f) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         (g) Equipment. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code, now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "Equipment"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Mortgagor shall have any right or interest therein;

         (h) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land , including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "Fixtures"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Mortgagor shall have any right or interest therein;

         (i) Personal Property . All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "Personal Property"), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

         (j) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (collectively, the "leases") and all right, title and interest of Mortgagor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the "rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (k) Condemnation Awards. Except to the extent required to be applied under the Ground Lease with respect to the Ground Lease Land, all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (1) Insurance Proceeds. Except to the extent required to be applied under the Ground Lease, all proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         (m) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

         (n) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condensation awards, into cash or liquidation claims;

         (o) Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

         (p) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

         (q) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

         (r) Ground Lease Rights. Any contract right, option or right of first refusal, now owned or hereafter acquired by Mortgagor, to purchase or otherwise acquire the interest of the lessor (the "Lessor") under the Ground Lease or any other estate, title or interest in or to the property subject to the Ground Lease; any right of Mortgagor to reject or terminate, or to agree to or acquiesce in any rejection or termination of the Ground Lease, whether made with respect to any election under Section 365(b) of the Bankruptcy Code (or any successor provision) or under any similar law or right of any nature, or otherwise; and all other rights and privileges (including but not limited to any credit, security, deposit and offset) of Mortgagor as lessee under the Ground Lease and all rights, privileges and prerogatives to terminate, cancel, modify, change, supplement, alter, amend or renew the Ground Lease; and

         (s) Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (q) above.

         AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Mortgagor expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Ground Lease Land, the Improvements and the Fixtures collectively referred to as the "Real Property") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.

                  Section 1.2 ASSIGNMENT OF RENTS. Mortgagor hereby absolutely and unconditionally assigns to Lender all of Mortgagor's right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Security Instrument, Lender grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

                  Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. By executing and delivering this Security Instrument, Mortgagor hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property to the full extent that the Fixtures, the Equipment and the

Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "Collateral"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and A rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Mortgagor shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Mortgagor's (Debtor's) principal place of business is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

                  Section 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Borrower as the Debtor and Lender as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

                  Section 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Clearing Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

         CONDITIONS TO GRANT

        TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

        PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument and Borrower and Tenant, where applicable, shall well and truly perform the Other Obligations as set forth in this Security

Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

                  Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article I are given for the purpose of securing the Debt which by its definition (as set forth in Loan Agreement) includes, but is not limited to, the obligations of Borrower to pay to Lender the principal and interest owing pursuant to the terms and conditions of the Note.

                  Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article I are also given for the purpose of securing the following (the "Other Obligations"):

                (a) the performance of all other obligations of Mortgagor contained herein;

                (b) the performance of each obligation of Mortgagor contained in the Loan Agreement and any other Loan Document; and

                (c) the performance of each obligation of Borrower and Tenant, where applicable, contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

A copy of each of the Loan Documents is available for review during regular business hours at the office of Lender at the address first set forth above.

                  Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations by Borrower and Tenant, where applicable, may sometimes be referred to collectively herein as the "Obligations."

                    Article 3 - BORROWER AND TENANT COVENANTS

Borrower covenants and agrees that:

                  Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

                  Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and
(c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument.

                  Section 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

                  Section 3.4 MAINTENANCE OF PROPERTY. (a) Mortgagor shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Mortgagor shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated and shall complete and pay for any structure at any time in the process of construction or repair on the Land .

                 Section 3.5 WASTE. Mortgagor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Mortgagor will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land , regardless of the depth thereof or the method of mining or extraction thereof.

                  Section 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Mortgagor will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("Labor and Material Costs") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

         (b) After prior written notice to Lender, Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Mortgagor is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Mortgagor and from the Property or Mortgagor shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or Tenant is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Mortgagor shall have furnished he security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

         Section 3.7  ADDITIONAL PROVISIONS REGARDING GROUND LEASE.

         (a) Mortgagor shall promptly pay all rent, additional rent, contingent rent, taxes and all other sums and charges when due and payable under the terms of the Ground Lease, shall fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by Mortgagor under the Ground Lease within the grace periods provided therein for Mortgagor's performance (in contrast to any additional grace periods provided for therein or by any separate agreement for curative action by the Lender), and shall do all things necessary to preserve and keep unimpaired Mortgagor's rights under the Ground Lease. Upon demand, Mortgagor shall furnish to Lender proof of payment of all sums which the Ground Lease requires Mortgagor to pay.

         (b) Mortgagor shall immediately notify Lender in writing of: (i) any default (or alleged default) by Mortgagor or Lessor in the performance or observance of any of the terms, covenants or conditions on the part of Mortgagor or Lessor to be performed or observed under the Ground Lease; (ii) the receipt by Mortgagor of any notice or other writing or communication from Lessor noting or claiming any default by Mortgagor in such performance or observance under the Ground Lease; and (iii) the receipt by Mortgagor of any notice from Lessor of any termination of the Ground Lease pursuant to the terms thereof or otherwise. Mortgagor shall immediately cause a copy of each such notice to be delivered to Lender.

         (c) If Mortgagor fails to observe or perform any covenant or agreement to be observed or performed under the Ground Lease on the part of Mortgagor, or if Lender receives from Lessor any notice of any default by Mortgagor thereunder, Lender may rely on such notice and may take any action that Lender in its sole discretion deems necessary or advisable to cure such default, even if the existence of such default or the nature thereof is questioned or denied by Mortgagor; provided, however, that Lender shall not take any action to cure such default if, and so long as (i) Mortgagor shall take all steps necessary to challenge or take any action to cure such default; and (ii) during such challenge or cure: (A) the interests of Lender may in no way be adversely affected, (B) no time limits or grace periods under the Ground Lease would expire which would give Lessor any right or option to terminate the Ground Lease, and (C) no additional right or remedy would become available to Lessor by reason of the deferral by Lender of any action to effect a cure of the claimed default; and (iii) if the default is a default in the payment of a sum of money, Mortgagor shall post with Lender security acceptable to Lender to pay the amount in dispute. Mortgagor hereby expressly grants to Lender the absolute and immediate right to enter in and upon the Land to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any default by Mortgagor under the Ground Lease or this Security Instrument. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary for any such purpose, and upon so doing shall be subrogated to any and all rights of Mortgagor. as lessee, and all such sums shall be secured by the lien of this Security Instrument, shall be added to the principal amount of the Debt and shall accrue interest at the Default Rate (as defined in the Loan Agreement).

         (d) Without the prior written consent of the Lender, which Lender may grant or withhold in its sole discretion, Mortgagor shall not: (i) surrender the Ground Lease or terminate, cancel or release, or assign the Ground Lease (nor permit any of the foregoing to occur), whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or right of any nature. or otherwise; nor (ii) modify, abridge, change, supplement, alter or amend the Ground Lease, either orally or in writing and hereby irrevocably grants and assigns to Lender the power and right to modify, abridge, change, supplement, alter or amend the Ground Lease, and no agreement seeking to modify, abridge, change, supplement, alter or amend the Ground Lease shall be valid or binding without the prior written consent of Lender; nor (iii) waive any of its rights against Lessor under the Ground Lease; nor (iv) subordinate the Ground Lease to any mortgage encumbering any portion of the Land ; nor (v) agree to or acquiesce in any rejection or termination of the Ground Lease by Lessor or Lessor's trustee in bankruptcy, whether under Section 365 of the Bankruptcy Code (or any successor provision) or under any similar law or provision, and any such surrender, abandonment, termination, cancellation, release, modification, change, supplement, alteration, amendment, waiver, subordination, agreement or acquiescence without Lender's prior written consent shall be ineffective as against Lender, and shall constitute a default under this Security Instrument for which no grace or curative period shall apply. In addition to the provisions of this Section 3.7(d):

                  (i) If any action, proceeding, motion or notice shall be commenced or filed in respect of the Ground Lease by any party thereto, in connection with any case under the Bankruptcy Code, Lender shall have the option, to the exclusion of Mortgagor, to conduct and control any such litigation with counsel of Lender's choice. Lender may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by the Lender in connection therewith. Mortgagor shall, upon demand, pay to Lender all costs and expenses (including attorneys' fees and costs) paid or incurred by Lender in connection with the prosecution or conduct of any such proceedings. Any such costs and expenses not paid by Mortgagor as aforesaid shall be secured by the lien of this Security Instrument, shall be added to the principal amount of the Debt and shall accrue interest at the Default Rate. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease, in any case under the Bankruptcy Code as amended from time to time without the prior written consent of Lender.

         (ii) Mortgagor shall promptly after obtaining knowledge thereof, notify Lender orally of any filing by or against Mortgagor of a petition under the Bankruptcy Code. Mortgagor shall thereafter forthwith deliver written notice of such filing to Lender, setting forth any information available to Mortgagor as of the date of such filing, the court in which such petition was filed, and the relief sought therein. Upon its receipt thereof, Mortgagor shall promptly deliver to Lender any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings relating thereto.

         (iii) The lien of this Security Instrument attaches to all of Mortgagor's and Lessor's rights and remedies at any time arising under or pursuant to Section 365 of the Bankruptcy Code (whether as Land lord or tenant under any lease), including, without limitation, all of Mortgagor's rights to remain in possession of the Land and Improvements in the event of Lessor's rejection of the Ground Lease. Mortgagor shall not, without Lender's prior written consent, elect to treat the Ground Lease as terminated under Section 365 of the Bankruptcy Code. Any such election made without Lender's prior written consent shall be void.

         (iv) Mortgagor hereby unconditionally assigns, transfers and sets over to Lender all of Mortgagor's claims and rights to the payment of damages (including but not limited to the right to any offsets or credits) arising from any rejection of the Ground Lease by Lessor under the Bankruptcy Code. Lender shall have the right to proceed in its own name or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute, to the exclusion of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Debt shall have been satisfied and discharged in full. Any amounts received by Lender as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of Lender (including, without limitation, attorneys' fees and costs) incurred in connection with the exercise of any of its rights or remedies under this Security Instrument. For the purposes of construing Section 365(h) of the Bankruptcy Code, the intention of the parties hereto is that the term "possession" shall mean the right to possession of all of the leased premises granted to Mortgagor under the Ground Lease, whether or not all or part of the leased premises is covered by any of the Leases.

         (v) If there shall be filed by or against Mortgagor a petition under the Bankruptcy Code, and Mortgagor, as lessee under the Ground Lease or lessor under the Leases, shall determine to reject the Ground Lease or any of the Leases pursuant to Section 365 of the Bankruptcy Code, Mortgagor shall give the Lender not less than ten days' prior written notice of the date on which Mortgagor shall apply to the bankruptcy court for authority to reject the Ground Lease or any of the Leases. Lender shall have the right, but not the obligation, to serve upon Mortgagor within such ten day period a notice stating that (A) the Lender demands that Mortgagor assume and assign the Lease in question to the Lender pursuant to Section 365 of the Bankruptcy Code and (B) the Lender covenants to cure (or provide adequate assurance of prompt cure of) all defaults and provide adequate assurance of future performance under such Lease. If the Lender serves upon Mortgagor the notice described in the preceding sentence, Mortgagor shall not seek to reject such Lease and shall comply with the demand provided for in clause (A) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by the Lender of the covenant provided for in clause (B) of the preceding sentence.

         (e) Mortgagor shall require strict and full performance by Lessor of all the agreements, terms, covenants and conditions required to be performed and observed by Lessor under the Ground Lease.

         (f) Mortgagor shall promptly notify Lender in writing of any claim, action or proceeding (including, but not limited to, any request for arbitration or institution of such arbitration) made by any party to the Ground Lease, and the progress thereof and any determination made by the court and/or arbitrators thereunder. Lender shall have the right to participate in any such claim, action or proceedings as an interested party.

         (g) Mortgagor shall use its best efforts to obtain from Lessor under the Ground Lease, and deliver to Lender within thirty (30) days after demand from the Lender, a statement in writing certifying that the Ground Lease is in full force and effect and the dates to which the ground rent and other charges, if any, have been paid in advance. and stating whether or not, to the best knowledge of Lessor, Mortgagor is in default in the performance of any covenant, agreement or condition contained in the Ground Lease and if so, specifying each such default of which Lessor has knowledge.

         (h) Unless Lender shall otherwise consent in writing, the fee simple title to the property subject to the Ground Lease shall not merge with the leasehold estate under the Ground Lease for so long as any obligations secured by this Security Instrument remain outstanding, but such estates shall always remain separate and distinct estates, notwithstanding the union of any thereof in any person whatsoever, whether by purchase or otherwise.

         (i) No release or forbearance of any of Mortgagor's obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Borrower or Tenant, where applicable, from any of their respective obligations under this Security Instrument, the Loan Agreement, the Note or the other Loan Documents.

         (j) Mortgagor acknowledges and agrees that it shall not have any right to terminate the Ground Lease without the prior written consent of Lender, and any attempt to terminate, or purported exercise of termination, shall be void.

         Section 3.8 PERFORMANCE OF OTHER AGREEMENTS. Borrower and Tenant, where applicable, shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower and Tenant, where applicable, pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

         Section 3.9 CHANGE, OF NAME, IDENTITY OR STRUCTURE. Borrower and Tenant shall not change their respective names, identities (including trade name or names) or, if not an individual, their respective corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. Borrower and Tenant shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Mortgagor shall execute a certificate in form satisfactory to Lender listing the trade names under which Mortgagor intends to operate the Property, and representing and warranting that Mortgagor does business under no other trade name with respect to the Property.

                      Article 4 - OBLIGATIONS AND RELIANCES

                  Section 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                  Section 4.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower or Tenant is a trust) beneficial owners of Borrower or Tenant are experienced in the ownership and operation of properties similar to the Property, and Borrower and Tenant and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower and Tenant are not relying on Lender's expertise, business acumen or advice in connection with the Property.

                  Section 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

         (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                  Section 4.4 RELIANCE. Borrower and Tenant, where applicable, recognize and acknowledge that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

                         Article 5 - FURTHER ASSURANCES

                  Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Mortgagor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

                  Section 5.2 FURTHER ACTS, ETC. Mortgagor will, at the cost of Mortgagor, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances. deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Mortgagor grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2. Nothing contained in this Section 5.2 shall be deemed to create an obligation on the part of Mortgagor to pay any costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan.

                  Section 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Mortgagor will pay the tax. with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Mortgagor would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

         (b) Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower and Tenant, where applicable, will pay for the same, with interest and penalties thereon, if any.

                  Section 5.4 SPLITTING OF MORTGAGE. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Mortgagor, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

                  Section 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower and Tenant, where applicable, will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                       Article 6 - DUE ON SALE/ENCUMBRANCE

                  Section 6.1 LENDER RELIANCE. Mortgagor acknowledges that Lender has examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Mortgagor's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Mortgagor acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the should Borrower or Tenant, where applicable default in the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

                  Section 6.2 NO SALE/ENCUMBRANCE. Mortgagor agrees that Mortgagor shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, unless Lender shall consent thereto in accordance with
Section 6.4 hereof.

                  Section 6.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 6 shall be deemed to include, but not be limited to,
(a) an installment sales agreement wherein Mortgagor agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Mortgagor leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; (c) the voluntary or involuntary sale, conveyance, transfer or pledge of the stock of the general partner of Mortgagor (or the stock of any corporation directly or indirectly controlling such general partner by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than ten percent (10%) of such general partner's stock shall be vested in a party or parties who are not now stockholders; (d) the voluntary or involuntary sale, conveyance, transfer or pledge of any general or limited partnership interest in Mortgagor; (e) if Mortgagor, any general partner of Mortgagor, any guarantor or any indemnitor is a limited liability company, the change, removal or resignation of a member or managing member or the transfer or pledge of the interest of any member or managing member or any profits or proceeds relating to such interest; or (f) any other transfer prohibited by the terms of the Loan Agreement.

                  Section 6.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, subject to the provisions of Section 9.4 of the Loan Agreement; (c) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (d) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization; (e) the delivery of a nonconsolidation opinion reflecting the proposed transfer satisfactory in form and substance to Lender; (f) the proposed transferee's continued compliance with the representations and covenants set forth in Section 4.1.30 and 5.2.14 of the Loan Agreement; (g) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of Mortgagor, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies; (h) the proposed transferee's ability to satisfy Lender's then-current underwriting standards;
(i) payment of a transfer fee to Lender equal to 1% of the outstanding principal balance of the Loan at the time of such transfer; or (j) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

        Notwithstanding anything to the contrary contained in this Article 6, and in addition to the transfers permitted hereunder, following the sale of the Loan in a securitization, Lender's consent to a sale, assignment, or other transfer of the Property shall not be withheld provided that Lender receives sixty (60) days prior written notice of such transfer hereunder and no Event of Default has occurred and is continuing, and further provided that, the following additional requirements are satisfied:

         (a) Mortgagor shall pay Lender a transfer fee equal to 1 % of the outstanding principal balance of the Loan at the time of such transfer;

         (b) Mortgagor shall pay any and all out-of-pocket costs incurred in connection with the transfer of the Property (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes and the fees and expenses of the Rating Agencies pursuant to clause (x) below);

         (c) The proposed transferee (the "Transferee") or Transferee's Principals (hereinafter defined) must have demonstrated expertise in owning and operating properties similar in location, size and operation to the Property, which expertise shall be reasonably determined by Lender. The term "Transferee's Principals" shall include Transferee's
         (A) managing members, general partners or principal shareholders and
         (B) such other members, partners or shareholders which directly or indirectly shall own a 15% or greater interest in Transferee;

         (d) Transferee and Transferee's Principals shall, as of the date of such transfer, have an aggregate net worth and liquidity reasonably acceptable to Lender;

         (e) Transferee, Transferee's Principals and all other entities which may be owned or controlled directly or indirectly by Transferee's Principals ("Related Entities") must not have been a party to any bankruptcy proceedings, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the proposed transfer of the Property;

         (f) Transferee shall assume all of the obligations of Borrower and Tenant, where applicable, under the Loan Documents in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender and one or more Transferee's Principals having an aggregated net worth and liquidity reasonably acceptable to Lender shall execute in favor of Lender a Guaranty of Recourse Obligations and Environmental Indemnity Agreement in form acceptable to Lender;

         (g) There shall be no material litigation or regulatory action pending or threatened against Transferee, Transferee's Principals or Related Entities which is not reasonably acceptable to Lender;

         (h) Transferee, Transferee's Principals and Related Entities shall not have defaulted under its or their obligations with respect to any other indebtedness in a manner which is not reasonably acceptable to Lender;

         (i) No Event of Default or event which, with the giving of notice, passage of time or both, shall constitute an Event of Default, shall otherwise occur as a result of such transfer, and Transferee and Transferee's Principals shall deliver (A) all organization documentation reasonably requested by Lender, which shall be reasonably satisfactory to Lender, and (B) all certificates, agreements and covenants reasonably required by Lender; and

         (j) Mortgagor shall deliver, at its sole cost and expense, an endorsement to the existing title policy insuring this Security Instrument, as modified by the assumption agreement, as a valid first lien on the Property and naming the Transferee as owner of the Property, which endorsement shall insure that, as of the date of the recording of the assumption agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued on the date hereof.

         In addition to the foregoing, Lender shall have the right to condition the consent required hereunder upon the confirmation in writing by the applicable Rating Agencies that the proposed transfer to, and assumption of the Loan by, the Transferee will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization.

         Immediately upon a transfer of the Property to such Transferee and the satisfaction of all of the above requirements, the named Mortgagor herein shall be released from all liability under this Security Instrument the Note and the other Loan Documents accruing after such transfer. The foregoing release shall be effective upon the date of such transfer, but Lender agrees to provide written evidence thereof reasonably requested by Mortgagor.

                  Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

                  Section 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

         (a) declare the entire unpaid Debt to be immediately due and payable;

         (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner,

         (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable. subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

                  (i) In connection with any sale or sales hereunder, Lender shall be entitled to elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Real Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Lender shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

                  (ii) Lender shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Lender so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Lender, and Lender is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

                  (iii) Should Lender elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Lender has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of Real Property, Lender shall give such notice of Event of Default, if any, and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Mortgagor, Lender at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Lender may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed therefor;

                  (iv) If the Property consists of several lots, parcels or items of property, Lender shall, subject to applicable law,
                  (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Lender designates. Any Person, including Mortgagor or Lender, may purchase at any sale hereunder. Should Lender desire that more than one sale or other disposition of the Property be conducted, Lender shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender may designate, and no such sale shall terminate or otherwise affect the lien of this Security Instrument on any part of the Property not sold until all the Debt has been paid in full. In the event Lender elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Mortgagor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

         (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

         (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

         (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and Lender shall be entitled to the appointment of such a receiver as a matter of right without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor, indemnitor with respect to the Loan or of any Person, liable for the payment of the Debt;

         (h) the license granted to Mortgagor under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor; (vi) require Mortgagor to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges. insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

         (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Mortgagor at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

         (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

                  (i) Taxes and Other Charges;

                  (ii) Insurance Premiums;

                  (iii) Interest on the unpaid principal balance of the Note;

                  (iv) Amortization of the unpaid principal balance of the Note; law; or

                  (v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

(k) pursue such other remedies as Lender may have under applicable law; or

(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, on to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

         In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

         Lender reserves the right at any time to subordinate the lien of this Security Instrument to any one or more of the leases now or in the future pertaining to any part of the Property upon the unilateral execution and recording by Lender of said subordination agreement prior to the filing of any action by Lender to foreclose upon the Property, such subordination agreement to be effective as of the date of execution of this Security Instrument as to those leases identified by Lender in such subordination agreement.

                  Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

                  Section 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may remedy such Event of Default in such manner and to such extent as Lender may deem necessary to protect the security hereof, but without any obligation to do so and without notice to or demand on Mortgagor, and without releasing Mortgagor from any obligation hereunder. Lender is authorized to enter upon action or proceeding to the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the

Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

                  Section 7.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

                  Section 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

                  Section 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Mortgagor which reflect upon their financial condition, at the Property or at any office regularly maintained by Mortgagor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Mortgagor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Mortgagor where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

                  Section 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                  (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  Section 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

                  Section 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Mortgagor in connection herewith including, without limitation, monetary reserves or financial equivalents.

                  Section 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 9.4 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower and Tenant, where applicable, any guarantor and indemnitor contained in Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, exercise of a power of sale or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, or exercises the power of sale pursuant to this Security Instrument, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower and Tenant, where applicable, and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower and

Tenant, where applicable, and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement. The liability of Borrower and Tenant, where applicable, and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising a power of sale pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower and Tenant, where applicable, pursuant to Sections 9.2, 9.3 and 9.4 herein and
Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in
Article 8 or Section 9.4 herein.

                  Section 7.11 RIGHT OF ENTRY. Upon reasonable notice to Mortgagor, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                        Article 8 - ENVIRONMENTAL HAZARDS

                  Section 8.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Based upon an environmental assessment of the Property and information that Mortgagor knows after due inquiry of the Manager, and except as otherwise disclosed by that certain Environmental Site Assessment of the Property delivered to Lender (such report is referred to below as the "Environmental Report"), (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with pen-nits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant the Environmental Report; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property which has not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Mortgagor does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Mortgagor has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Mortgagor and that is contained in Mortgagor's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

         "Environmental Law" means any present and future federal, state and local laws, statutes. ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. Environmental Law also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

         "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

         "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge. emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in
Article 8.

                  Section 8.2 ENVIRONMENTAL COVENANTS. Mortgagor covenants and agrees that: (a) all uses and operations on or of the Property, whether by Mortgagor or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both
(i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Mortgagor shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Mortgagor or any other Person (the "Environmental Liens"); (e) Mortgagor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to
Section 8.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Mortgagor shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender made in the event that Lender has reason to believe that an environmental hazard exists on the Property (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Mortgagor shall, at its sole cost and expense, comply with all reasonable written requests of Lender made in the event that Lender has reason to believe that an environmental hazard exists on the Property (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property;, (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Mortgagor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Mortgagor shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;
(C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which Mortgagor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 8.

                 Section 8.3 LENDER'S RIGHTS. In the event that Lender has reason to believe that an environmental hazard exists on the Property, upon reasonable notice from Lender, Mortgagor shall, at Mortgagor's expense, promptly cause an engineer or consultant satisfactory to Lender to conduct any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and take, any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Lender and promptly deliver the results of any such assessment, audits sampling or other testing; provided, however, if such results are not delivered to Lender within a reasonable period, upon reasonable notice to Mortgagor, Lender and any other Person designated by Lender, including but not limited to any receiver, any representative of a governmental entity, add any environmental consultant shall have the right but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its -use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Mortgagor shall cooperate with. and provide access to Lender and any such Person designated by Lender.

                           Article 9 - INDEMNIFICATION

                  Section 9.1 GENERAL INDEMNIFICATION. Borrower and Tenant, where applicable, shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Identified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of tae other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower or Tenant, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Mortgagor to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made;
(i) any failure of the Property to be in compliance with any Legal Requirements;
0) the enforcement by any Indemnified Party of the provisions of this Article 9;
(k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower or Tenant which may be payable in connection with the funding of the Loan; or (in) any misrepresentation made by Borrower or Tenant, where applicable, in this Security Instrument or any other Loan Document. Notwithstanding the foregoing, Mortgagor shall not be liable to the Indemnified Parties under this Section 9.1 for any Losses to which the Indemnified Parties may become subject to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Parties. Any amounts payable to Lender by reason of the application of this
Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term "Indemnified Parties" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held all or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

                  Section 9.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower and Tenant, where applicable, shall, at their sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

                  Section 9.3 ERISA INDEMNIFICATION. Borrower and Tenant, where applicable, shall, at their sole cost and expense, protect, defend, indemnify, release and hold harmless, the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.9 or 5.2.12 of the Loan Agreement.

                  Section 9.4 ENVIRONMENTAL INDEMNIFICATION. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntary), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Mortgagor, any Person affiliated with Mortgagor or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any tine located in, under, on or above the Property; (d) any activity by Mortgagor, any Person affiliated with Mortgagor or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past or present non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Mortgagor, any Affiliate of Mortgagor or any tenant or other user of the Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 8 and this
Section 9.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss;
(i) any acts of Mortgagor or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Mortgagor or other users, at any facility or incineration vessel owned or operated by another Person and containing such or any similar Hazardous Substance; 0) any acts of Mortgagor or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Mortgagor or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (1) any misrepresentation or inaccurate in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to
Article 8. Notwithstanding the foregoing, Mortgagor shall not be liable under this Section 9.4 for any Losses or costs of Remediation to which the Indemnified Parties may become subject to the extent such Losses or costs of Remediation arise by reason of the gross negligence, illegal acts, fraud of willful misconduct of the Indemnified Parties. This indemnity shall survive any termination, satisfaction or foreclosure of this Security Instrument, subject to the provisions of Section 10.5.

                  Section 9.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES.

         Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Mortgagor and any Indemnified Party and Mortgagor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Mortgagor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Mortgagor's consent, which consent shall not be unreasonably withheld. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              Article 1O - WAIVERS

         Section 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

         Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein- Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         Section 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument or the Loan Documents specifically and expressly provide for the giving of notice by Lender to Mortgagor and except with respect to matters for which Lender is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Mortgagor.

         Section 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

                  Section 10.5 SURVIVAL. The indemnifications made pursuant to Sections 9.3 and 9.4 herein and the representations and warranties, covenants, and other obligations arising under Article 8, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction, release or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Mortgagor, from the obligations pursuant hereto. Notwithstanding anything to the contrary contained in this Security Instrument or the other Loan Documents, Mortgagor shall not have any obligations or liabilities under the indemnification under Section 9.4 herein or other indemnifications with respect to Hazardous Substances contained in the other Loan Documents with respect to those obligations and liabilities that Mortgagor can prove arose solely from Hazardous Substances that (i) were not present on or a threat to the -Property prior to the date that Lender or its nominee acquired title to the Property, whether by foreclosure, exercise by power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise and (ii) were not the result of any act or negligence of Mortgagor or any of Mortgagor's affiliates, agents or contractors.

                            Article 11 - EXCULPATION

         The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              Article 12 - NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                           Article 13 - APPLICABLE LAW

         Section 13.1 GOVERNING LAW. THIS SECURITY INSTRUMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

         Section 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall riot be affected thereby.

                            Article 14 - DEFINITIONS

         All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      Article 15 - MISCELLANEOUS PROVISIONS

                 Section 15.1 No ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally by any act or failure to act on the part of Mortgagor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                 Section 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Mortgagor and Lender and their respective successors and assigns forever.

                  Section 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

                 Section 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  Section 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's and Tenant's, where applicable, obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

                  Section 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower, Lender and where applicable, Tenant, with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Mortgagor and Lender with respect thereto. Mortgagor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

                  Section 15.8 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

                       Article 16 - INTENTIONALLY DELETED

                     Article 17 - STATE-SPECIFIC PROVISIONS

                  Section 17.1 PRINCIPALS OF CONSTRUCTION. In the event of any inconsistencies between the terms and provisions of this Security Instrument and
Article 17 of this Security Instrument, the terms and provisions of Article 17 shall govern and control.

                  Section 17.2 OPEN-END MORTGAGE. (a) This Security Instrument is an open- end mortgage pursuant to 42 PA. C.S.A. ss. 8143, and secures, inter alia present and future advances made by Lender pursuant to the Loan Documents, including, without limitation, advances for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Property or the lien of this Security Instrument, or expenses incurred by the Lender by reason of default by the Mortgagor under this Security Instrument, and to enable any completion of the improvements comprising the property as may be contemplated by the Loan Documents. Nothing contained herein shall impose any obligation on the part of Lender to make any such additional loan(s) to Borrower.

         (b) Without limiting any other provisions of this Security Instrument, this Security Instrument secures present and future loans, advances and extensions of credit made by Lender to or for the benefit of Borrower, and the lien of such future advances shall relate back to the date of this Security Instrument. This Security Instrument shall also secure additional loans hereafter made by Lender to Borrower. Nothing contained herein shall impose any obligation on the part of Lender to make any such additional loans, advances and extensions of credit to or for the benefit of Borrower.

         (c) If Mortgagor sends a written notice to Lender which purports to limit the indebtedness secured by this Security Instrument and to release the obligation of the Lender to make any additional advances to Borrower, such notice shall be ineffective as to any future advances made: (i) to pay taxes, assessments, maintenance charges and insurance premiums; (ii) costs incurred for the protection of the Property or the lien of this Security Instrument, (iii) expenses incurred by Lender by reason of the default of Mortgagor and (iv) any other costs incurred by Mortgagor to protect and preserve the Property. It is the intention of the parties hereto that any such advance made by Lender after any such notice by Mortgagor shall be secured by the lien of this Security Instrument on the Property.

                  Section 17.3 ACTION IN EJECTMENT. For the purpose of obtaining possession of the Land and the Improvements in the event of any Event of Default hereunder or under the Note, Mortgagor hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor and all persons claiming under or through Mortgagor, to appear for and confess judgment against Mortgagor, and against all persons claiming under or through Mortgagor, in an action in ejectment for possession of the Property, in favor of Lender, for which this Security Instrument, or a copy thereof verified by affidavit. shall be a sufficient warrant; and thereupon a writ of possession may immediately issue for possession of the Property, without any prior writ or proceeding whatsoever and without any stay of execution. If for any reason after such action has been commenced it shall be discontinued, or possession of the Property shall remain in or be restored to Mortgagor, Lender shall have the right for the same default or any subsequent default to bring one or more further actions as above provided to recover possession of the Property. Lender may confess judgment in an action in ejectment before or after the institution of proceedings to foreclose this Security Instrument or to enforce the Note, or after entry of judgment therein or on the Note, or after a sheriffs sale or judicial sale or other foreclosure sale of the Property in which Lender is the successful bidder, it being the understanding of the parties that the authorization to pursue such proceedings for confession of judgment therein is an essential part of the remedies for enforcement of this Security Instrument and the Note, and shall survive any execution sale to Lender.

         Mortgagor confirms to Lender that (i) Mortgagor is a business entity and that its principals are knowledgeable in business matters; (ii) the terms of this Security Instrument, including the foregoing warrant of attorney to confess judgment, have been negotiated and agreed upon in a commercial context; and
(iii) Mortgagor has fully reviewed the aforesaid warrant of attorney to confess judgment with its own counsel and is knowingly and voluntary waiving certain rights it would otherwise possess, including but not limited to, the right to any notice of a hearing prior to the entry of judgment by Lender pursuant to the foregoing warrant.

                  Section 17.4 CONFLICTING PROVISIONS. The provisions of this Article are intended to supplement, and not limit, the other provisions of this Security Instrument; provided, however that in the event the provisions of this Article contradict any other provision of this Security Instrument, the provisions of this Article shall govern.

                         [NO FURTHER TEXT ON THIS PAGE]

                 IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Mortgagor as of the day and year first above written.

                                   MORTGAGOR:

                                   BORROWER
                                   LOYAL PLAZA VENTURE, L.P.,
                                   a Delaware limited partnership


                                   By:  GLIMCHER LOYAL PLAZA, INC.,
                                   a Delaware corporation, its general
                                   partner


                                   By:  /s/   George A. Schmidt
                                       -----------------------------------
                                   Name: George A. Schmidt
                                   Title: Executive Vice President

                                   Date of execution:     05/29/01
                                                      --------------------

                                   TENANT

                                   GLIMCHER LOYAL PLAZA TENANT, L.P.,
                                   a Delaware limited partnership

                                   By:  GLIMCHER LOYAL PLAZA TENANT,
                                        INC., a Delaware corporation, its
                                        general partner



                                        By:  /s/   George A. Schmidt
                                            ------------------------------
                                        Name:  George A. Schmidt
                                        Title:    Executive Vice President

                                   Date of execution:     05/29/01
                                                      --------------------


The address of the within named mortgagee is:
LEHMAN BROTHERS BANK, FSB,
Three World Financial Center,
200 Vesey Street
New York, New York 10285



/s/
---------------------------------
On behalf of mortgagee

ACKNOWLEDGEMENTS
----------------

STATE OF OHIO       )
                    )ss.:
COUNTY OF FRANKLIN  )

On this, the 29TH day of May 2001, before me, the undersigned officer, personally appeared George A. Schmidt, who acknowledged himself to be the executive vice president of Glimcher Loyal Plaza, Inc. and that he as such executive vice president, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as executive vice president.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.



NOTARIAL SEAL       Barbara B. Howison
STATE OF OHIO       Notary Public          My Commission Espires: July 2, 2005











STATE OF OHIO       )
                    )ss.:
COUNTY OF FRANKLIN  )

On this, the 29th day of May 2001, before me, the undersigned officer, personally appeared George A. Schmidt, who acknowledged himself to be the executive vice president of Glitter Loyal Plaza Tenant, Inc. and that he as such executive vice president, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as executive vice president.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


NOTARIAL SEAL       Barbara B. Howison
STATE OF OHIO       Notary Public          My Commission Espires: July 2, 2005

                                    EXHIBIT A
                                LEGAL DESCRIPTION
                                [To Be Attached]

                                    EXHIBIT A
PARCEL I - Fee Simple:

Loyal Plaza, for The Glimcher Company, Pa. State Highway, State Route No. 2014, (also known as 1915 East Third Street), Loyalsock Township, Lycoming County, Pa.

Beginning at a Drill Hole, at the intersection of the Northern Right-of-way line of Pa. State Highway, State Route No. 2014, (also known as East Third Street), and the Southeastern corner of land of Thomas H. & Virginia McConnell, said beginning point being South 68 Degrees 00 Minutes 00 Seconds East - 133.00 feet from a point, at the intersection of the Northern Right-of-way line of said Pa. State Highway, State Route No. 2014, (also known as East Third Street), and the Eastern line of Tinsman Avenue.

Thence from the said place of beginning and along the Eastern line of land of said Thomas H. & Virginia McConnell, and along the Eastern line of other Lots facing Tinsman Avenue, the Eastern end of Homewood Avenue, and the Eastern line of other Lots facing Tinsman Avenue, North 22 Degrees 00 Minutes 00 Seconds East -1000.00 feet to a point, at the intersection of the Eastern line of land of Paul G. Urian, and the Southwestern corner of Parcel No. 2, on the Plan of Loyal Plaza. Thence along the Southern line of said Parcel No. 2, on the Plan of Loyal Plaza, South 68 Degrees 00 Minutes 00 Seconds East - 359.61 feet to a point, at the intersection of the Southeastern corner of said Parcel No. 2, on the Plan of Loyal Plaza, and the Western line of Litton Industrials, Inc. Thence along the Western line of land of said Litton Industrials, Inc., South 22 Degrees 00 Minutes 00 Seconds West - 297.75 feet to a Railroad Spike. Thence along the Southern line of land of said Litton Industrials, Inc., the Southern line of land of Cresticone Inc., Litton Precision Products, Inc., and along the Southern line of land of Litton Precision Products, Inc., South 68 Degrees 00 Minutes 00 Seconds East - 948.53 feet to an Iron Pin, at the intersection of the Southeastern corner of land of said Litton Precision Products, Inc., and the Western line of land of Daniel J. & Karen S.. Eiswerth. Thence along the Western line of land of said Daniel J. & Karen S. Eiswerth, the Western line of land of Global Space Developing, Inc. the Western end of Nottingham Road, and the Western line of other Lots facing Westminster Drive, South 02 Degrees 24 Minutes 45 Seconds West - 539.26 feet to an Iron Pin, at the intersection of the Western-line of land of Williamsport Colonial Motor Lodge, and the Northeastern corner of Parcel No. 3, on the Plan of

Continued  ...

PARCEL I - Fee Simple, Continued ...

Loyal Plaza. Thence along the lines of said Parcel No. 3, on the Plan of Loyal Plaza, by the Four (4) following Courses and Distances. First: North 68 Degrees 00 Minutes 00 Seconds West - 87.76 feet to a point. Second: South 17 Degrees 24 Minutes 07 Seconds West -26.50 feet to a point; Third: South 68 Degrees 00 Minutes 00 Seconds East - 5.00 feet to a point. Fourth: South 15 Degrees 56 Minutes 10 Seconds West - 168.72 feet to a point, at the intersection of the Southwestern corner of said Parcel No. 3, on the Plan of royal Plaza, and the Northern Right-of-way line of the aforesaid Pa. State Highway, State Route No. 2014, (also known as East Third Street). Thence along the Northern Right-of-way line of said Pa. State Highway, State Route No. 2014, (also known as East Third Street), North 68 Degrees 00 Minutes 00 Seconds West -1267.06 feet to a Drill Hole. Thence along the lines of land of The Commonwealth of Pennsylvania, Department of Transportation, by the Five (5) following Courses and Distances.
First: North 22 Degrees 00 Minutes 00 Seconds East - 8.00 feet to an Iron Pin.
Second: North 68 Degrees 00 Minutes 00 Seconds West - 10.00 feet to an Iron Pin.
Third: North 55 Degrees 54 Minutes 19 Seconds West - 42.95 feet to an iron Pin.
Fourth: North 68 Degrees 00 Minutes 00 Seconds West - 82.00 feet to an Iron Pin.
Fifth: South 22 Degrees 00 Minutes 00 Seconds West - 17.00 feet to a Drill Hole, -an The Northern Right-of-way line of the aforesaid Pa. State Highway, State Route No. 2014, (also known as East Third Street). Thence along the Northern Right-of-way line of said Pa. State Highway, State Route No. 2014,' (also known as East Third Street), North 68 Degrees 00 Minutes 00 Seconds West - 26.05 feet to the place of beginning. Containing 25 033 Acres.

(Note: Any reference to acreage or square footage is for informational purposes only)

PARCEL II - Fee Simple:
Loyal Plaza, for the Glimcher Company Pa. State Highway, State Route No. 2014 (also known as East Third Street) Loyalsock Township, Lycoming County, Pa.

Beginning at a point, at the intersection of the Eastern line of land of Paul G. Urian, and the Northwestern corner of Parcel No. 1, on the Plan of Loyal Plaza, said

Continued...

PARCEL II - Fee Simple, Continued..

beginning point being referenced from a point, at the intersection of the Northern line of said Pa. State Highway, State Route No. 2014, (also known as East Third Street), and the Eastern line of Tinsman Avenue, by the Two (2) following Courses and Distances. First: Along the Northern line of Pa. State Highway, State Route No. 2014, (also known as East Third Street), South 68 Degrees 00 Minutes 00 Seconds East - 133.00 feet to a Drill Hole, at the intersection of the Northern line of said Pa. State Highway, State Route No. 2014, (also known as East Third Street), and the Southeastern corner of land of Thomas H. & Virginia McConnell. Second: Along the Eastern line of land of said Thomas H. & Virginia McConnell, and along the Eastern line of other Lots facing Tinsman Avenue, the Eastern end of Homewood Avenue, and the Eastern line of other lots facing Tinsman Avenue, North 22 Degrees 00 Minutes 00 Seconds East -1000.00 feet to the place of beginning. Thence continuing along the Eastern line of land of said Paul G. Urian, and along the Eastern line of other lots facing Tinsman Avenue, North 22 Degrees 00 minutes 00 Seconds East - 391.60 feet to an Iron Pin, at the intersection of the Northeastern corner of land of James
R. & Patricia Wehr, and the Southern line of Catalpa Lane, (unopened). Thence along the Southern line of said Catalpa Lane, (unopened), South 79 Degrees 53 Minutes 30 Seconds East - 367.50 feet to an Existing iron Pipe, at the intersection of the Southern- line of said Catalpa Lane, (unopened), and the Northwestern corner of land of Cresticone, Inc., Litton Precision Products, Inc., Thence along-the Western line of said Cresticone, Inc., Litton Precision Products, Inc., and along the Western line of Litton Industries, Inc., South 22 Degrees 00 Minutes 00 Seconds West - 467.33 feet to a point, at the intersection of the Western line of land of said Litton Industries, Inc., and the Northeastern corner of the aforesaid Parcel No. 1, on the Plan of Loyal Plaza, Thence along the Northern line of Parcel No. 1, on the Plan of royal Plaza, North 68 Degrees 00 Minutes 00 Seconds West - 359.61 feet to the place of beginning. Containing 3.545 Acres.

(Note: Any reference to acreage or square footage is for informational purposes only)

PARCEL II - Fee Simple, Continued  ...

Parcel I And Parcel II BEING the same premises which Williamsport Plaza Associates, L.P., by Deed dated January 17, 1994 and recorded February 26, 1994, in Record Book 2216 Page 172 (See Tab 2), at Lycoming County, Pennsylvania, granted and conveyed unto Glimcher Centers Limited Partnership, in fee.

PARCEL III - Leasehold
ALL THAT CERTAIN messuage or tenement and tract of land, situate in the Township of Loyalsock, County of Lycoming and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

BEGINNING at a point on the Northerly right of way line of Pennsylvania Highway Traffic Route Number 220, also known as East Third Street, said beginning point being measured South 68 degrees East 1559.11 from the intersection of the Northerly right of way line of Tinsman Avenue; thence along lands of M. M. Goodman and Company the following four courses and distances: (1) North 15 degrees 56 minutes 10 seconds East 168.72 feet to an iron pin; (2) North 68 degrees 00 minutes 00 seconds West 5.00 feet to an iron pin; (3) North 17 degrees 24 minutes 07 seconds East 26.50 feet to an iron pin; (4) South 68 degrees 00 minutes 00 seconds East 47-76 feet to an iron pin; thence along other lands of R. M. Zaner South 2 degrees 24 minutes 45 seconds West 206.12 feet to an iron pin in the aforementioned North legal right of way line of Pennsylvania Highway Traffic Route No. 220; thence along said North legal right of way line North 68 degrees 00 minutes 00 seconds West 132.93 feet to the place of beginning.


CONTAINS 21 033 square feet of land more or less or 0.483 acre.

(Note: Any reference to acreage or square footage is for informational purposes only)

PARCEL IV - Easement

Together with those rights and easements constituting rights in real property created defined and limited by that certain lease from Robert M. Zaner and Ruth S., his wife, Lessor to Murray H. Goodman, Lessee, dated January 15, 1963, a Memorandum of which is recorded February 27, 1963 in Deed Book 492, Page 1142 (See Tab 31, and described as follows:

BEGINNING at an iron pin, said iron pin being South 68 degrees 00 minutes 00 seconds East 1198.39 feet from a concrete monument at the Southwest corner of lands of M. H. Goodman and Company and in the North legal right of way line of U.S. Route 220, also know as East Third Street; thence along land of R. M. Zaner the following three courses and distances (1) North 2 degrees 24 minutes 45 seconds East 150.00 feet to a point; (2) South 47 degrees 35 minutes 15 seconds East at 20.00 feet to a point; (3) South 2 degrees 24 minutes 45 seconds West
156.70 feet to a point; thence along the aforementioned North legal right of way line North 68 degrees 00 minutes 00 seconds West 21.23 feet to the place of beginning.

CONTAINS 3 067 square feet of land more or less.

(Note: Any reference to acreage or square footage is for informational purposes only)